Exhibit 10.3

CORRECTION TO RAIL TRANSPORTATION SERVICES AGREEMENT

THIS CORRECTION to the RAIL TRANSPORTATION SERVICES AGREEMENT (this “Agreement”), is entered into this 12th day of May, 2016 and is effective as of the 1st day of July, 2015 (the “Effective Date”), by and between Green Plains Logistics LLC (the “Operator”) and Green Plains Trade Group LLC (the “Customer”).  Customer and Operator are sometimes referred to in this Agreement as the “Parties” and individually as a “Party.”

WHEREAS,  the parties recognize a scrivener’s error in the Agreement and desire to correct such error to reflect the intent of the parties. Terms used herein not defined herein shall have the meaning set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual premises of the parties and covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Section 3.c.i. of the Agreement is hereby modified as follows: The word “OR” shall be inserted after “regulations” and before “related” in Section 3.c.i.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

OPERATOR: GREEN PLAINS LOGISTICS LLC

Signature: /s/ Jerry Peters

Print Name:Jerry Peters

Title:Chief Financial Officer

CUSTOMER: GREEN PLAINS TRADE GROUP LLC

Signature: /s/ Jerry Peters

Print Name:Jerry Peters

Title:Chief Financial Officer